Exhibit 10.8

SEVENTH AMENDMENT

THIS SEVENTH AMENDMENT (this “Amendment”) dated as of May 21, 2015 to the Credit Agreement referenced below is by and among CACI International Inc, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to the Credit Agreement dated as of October 21, 2010 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as amended hereby).

2. Amendment. The Credit Agreement is hereby amended by amending and restating clause (b) of the definition of “Change of Control” to read as follows:

“(b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.”

3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Loan Parties, the Required Lenders and the Administrative Agent.

4. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5. Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that:

(a) The execution, delivery and performance by each Loan Party of this Amendment and the Credit Agreement as amended hereby have been duly authorized by all necessary corporate or other organizational action, and do not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any material Law.

(b) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against the Loan Parties in accordance with its terms, except (i) as enforceability may be limited by applicable Debtor Relief Laws, by fraudulent conveyance laws or by equitable principles relating to enforceability, (ii) as enforceability of the Liens granted under the Loan Documents may be limited by anti-assignment provisions in contracts with Government Authorities that are not rendered ineffective by applicable law and (iii) as enforceability may be limited by the effect of foreign Laws, rules and regulations as they relate to pledges, if any, of Equity Interests in Foreign Subsidiaries.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or the Credit Agreement as amended hereby other than (i) those that have already been obtained and are in full force and effect, (ii) filings to perfect the Liens created by the Collateral Document and (iii) approvals, consents, exemptions, authorizations or other actions, notices or filings which are not material.

(d) After giving effect to this Amendment, (i) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that (A) such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (B) such representations and warranties are qualified as to materiality, in which case they are true and correct in all respects as of such date (or such earlier date), and (ii) no Default exists.

6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment and other transactions contemplated hereby, (b) affirms all of its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7. Reaffirmation of Security Interests. Each Loan Party (a) agrees that, notwithstanding the effectiveness of this Amendment, the Security Agreement and each of the other Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guaranty of the Obligations and its grant of a security interest pursuant to the Collateral Documents in its assets that constitute Collateral as collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guaranty and grant continues in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents.

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8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the date first above written.

BORROWER:	CACI INTERNATIONAL INC, a Delaware corporation

	By:	/s/ Thomas A. Mutryn
	Name:	Thomas A. Mutryn
	Title:	Executive Vice President, Chief Financial Officer & Treasurer

GUARANTORS:	CACI PRODUCTS COMPANY, a Delaware corporation
CACI PRODUCTS COMPANY CALIFORNIA, a California corporation
CACI, INC. - FEDERAL, a Delaware corporation
CACI, INC. - COMMERCIAL, a Delaware corporation
CACI TECHNOLOGIES, INC., a Virginia corporation
CACI DYNAMIC SYSTEMS, INC., a Virginia corporation
CACI PREMIER TECHNOLOGY, INC., a Delaware corporation
CACI MTL SYSTEMS, INC., a Delaware corporation
CACI-CMS INFORMATION SYSTEMS, INC, a Virginia corporation
CACI ENTERPRISE SOLUTIONS, INC., a Delaware corporation
R.M. VREDENBURG & CO, a Virginia corporation
CACI-WGI, INC., a Delaware corporation
CACI SECURED TRANSFORMATIONS, INC., a Florida corporation
CACI-NSR, INC., a Delaware corporation
CACI TECHNOLOGY INSIGHTS, INC., a Virginia corporation
CACI-ATHENA, INC., a Delaware corporation
BUSINESS DEFENSE AND SECURITY CORPORATION,
a Virginia corporation
CACI-ISS, INC., a Delaware corporation
CACI-SYSTEMWARE INC., a California corporation
APPLIED SYSTEMS RESEARCH, INC., a Virginia corporation
TECHNIGRAPHICS, INC., an Ohio corporation
PANGIA TECHNOLOGIES, LLC, a Nevada limited liability company
DELTA SOLUTIONS AND TECHNOLOGIES, INC. a Virginia corporation
CACI-APG, LLC, a Virginia limited liability company
PARADIGM SOLUTIONS CORPORATION, a Maryland corporation
TRINITY INFORMATION MANAGEMENT SERVICES, INC.,
a Nevada corporation
EMERGINT TECHNOLOGIES, INC., a Georgia corporation
IDL SOLUTIONS, INC., a Wisconsin corporation
SIX3 SYSTEMS, INC., a Delaware corporation
SIX3 SYSTEMS HOLDINGS II, INC., a Delaware corporation
SIX3 ENTERPRISE SYSTEMS, LLC, a Maryland limited liability company
SIX3 ADVANCED SYSTEMS, INC., a Virginia corporation
SIX3 INTELLIGENCE SOLUTIONS, INC., a Virginia corporation
TICOM GEOMATICS, INC., a Texas corporation

	By:	/s/ Thomas A. Mutryn
	Name:	Thomas A. Mutryn
	Title:	Executive Vice President, Chief Financial Officer & Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Roberto Salazar
	Name:	Roberto Salazar
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Michael J. Radcliffe
	Name:	Michael J. Radcliffe
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Anthony Galea
	Name:	Anthony Galea
	Title:	Vice President

SUNTRUST BANK

	By:	/s/ David Simpson
	Name:	David Simpson
	Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Caroline B. Olzinski
	Name:	Caroline B. Olzinski
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Crissola Kennedy Talsania
	Name:	Crissola Kennedy Talsania
	Title:	Vice President

ROYAL BANK OF CANADA

	By:	/s/ Richard C. Smith
	Name:	Richard C. Smith
	Title:	Authorized Signatory

BARCLAYS BANK PLC

	By:	/s/ Christine Aharonian
	Name:	Christine Aharonian
	Title:	Vice President

REGIONS BANK

	By:	/s/ Gregory H. Jones
	Name:	Gregory H. Jones
	Title:	Senior Vice President

THE BANK OF TOKYO MITSUBISHI UFJ, LTD.

By:	/s/ Maria Iarriccio
Name:	Maria Iarriccio
Title:	Director

FIFTH THIRD BANK

By:	/s/ Douglas T. Brown
Name:	Douglas T. Brown
Title:	Senior Vice President

GOLDMAN SACHS BANK USA

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

SYNOVUS BANK

By:	/s/ Matthew McKee
Name:	Matthew McKee
Title:	Corporate Banker

MANUFACTURERS BANK

By:	/s/ Charles Jou
Name:	Charles Jou
Title:	Vice President

TD BANK, N.A.

By:	/s/ Brian Haggerty
Name:	Brian Haggerty
Title:	Vice President

CAPITAL ONE NATIONAL ASSOCIATION

By:	/s/ Joseph C. Costa
Name:	Joseph C. Costa
Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY

By:	/s/ John K. Perez
Name:	John K. Perez
Title:	Senior Vice President

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Peggy Sanders
Name:	Peggy Sanders
Title:	Senior Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ Joshua Metcalf
Name:	Joshua Metcalf
Title:	Officer

FIRST COMMONWEALTH BANK

By:	/s/ Mark A. Woleslagle
Name:	Mark A. Woleslagle
Title:	Corporate Banking Associate, AVP

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

STIFEL BANK & TRUST

By:	/s/ Suzanne Agin
Name:	Suzanne Agin
Title:	Vice President

XENITH BANK

By:	/s/ M.C. O’Grady
Name:	M.C. O’Grady
Title:	Senior Vice President